                                                                    EXHIBIT 99.2

                        TEXT OF MANAGEMENT'S PRESENTATION
                        ---------------------------------

BSB BANCORP, INC.
4TH QUARTER CONFERENCE CALL SCRIPT
JANUARY 25, 2002  11:00 AM


LARRY G. DENNISTON

THANK YOU.

O GOOD MORNING AND THANK YOU FOR YOU PARTICIPATION IN OUR FOURTH QUARTER AND YEAREND 2001 EARNINGS CONFERENCE CALL.

O    WE WILL BEGIN THE PRESENTATION WITH A BRIEF REVIEW OF OUR SAFE-HARBOR
     LANGUAGE.

O FOLLOWED BY A STRATEGIC OVERVIEW OF THE QUARTER AND FULL YEAR FROM HOWARD SHARP, OUR PRESIDENT AND CHIEF EXECUTIVE OFFICER, AND

O A DETAILED ANALYSIS OF OUR FINANCIAL RESULTS FOR THE QUARTER AND FULL YEAR FROM REX DECKER, SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER.

O THE CALL WILL BE OPENED UP FOR QUESTIONS AT THE CONCLUSION OF THE PREPARED REMARKS.

THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS, REGARDING THE PROJECTED PERFORMANCE OF BSB BANCORP, INC.

THESE STATEMENTS CONSTITUTE FORWARD-LOOKING INFORMATION WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

ACTUAL RESULTS MAY DIFFER MATERIALLY FROM ANY FORWARD-LOOKING INFORMATION DISCUSSED IN THIS CALL SINCE FORWARD-LOOKING INFORMATION MAY INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES.

FOR A DISCUSSION OF THE FACTORS THAT MIGHT CAUSE SUCH DIFFERENCES PLEASE REFER TO TODAY'S RELEASE OR

BSB'S PUBLIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION WHICH ARE AVAILABLE ONLINE AT HTTP://WWW.SEC.GOV/.

AT THIS TIME, I'LL TURN THE CALL OVER TO HOWARD FOR HIS PREPARED REMARKS.


HOWARD SHARP

THANKS LARRY.

GOOD MORNING AND THANK YOU FOR MAKING TIME TO PARTICIPATE IN OUR FOURTH QUARTER EARNINGS CONFERENCE CALL.

WE CERTAINLY APPRECIATE THE GROWING INTEREST IN BSB BANCORP, AND WE BELIEVE THAT WITH EACH SUCCEEDING QUARTER THE BSB STORY GETS MORE INTERESTING FOR INVESTORS.

FOR THOSE WHO MAY HAVE MISSED IT, FRIEDMAN BILLINGS RAMSEY INITIATED COVERAGE OF BSB ON JANUARY 17TH, AND WE CLEARY APPRECIATE THE FACT THAT FBR HAS TAKEN AN INTEREST IN OUR COMPANY AND THE SIGNIFICANT PROGRESS WE MADE DURING 2001.

IN THE COMING MONTHS WE INTEND TO CONTINUE OUR STEPED-UP EFFORTS TO COMMUNICATE OUR STRATEGY AND SUCCESSES TO THE INVESTMENT COMMUNITY AND TO EXPAND AWARENESS OF THE VALUE AND POTENTIAL OF OUR CORE BUSINESS.

I WANT TO SPEND JUST A FEW MINUTES COMMENTING ON OUR FINANCIAL PERFORMANCE DURING THE FOURTH QUARTER AND FOR THE FULL YEAR,

ALSO, I'LL DISCUSS SOME OF THE ACTIONS TAKEN IN THE FOURTH QUARTER TO POSITION BSB FOR FUTURE GROWTH, AND

I'LL SHARE OUR EXPECTATIONS FOR 2002.

WE STARTED 2001 FACING MANY CHALLENGES RELATED TO THE COMMERCIAL LENDING SEGMENT OF OUR BUSINESS AND THE HISTORICAL LOAN QUALITY PROBLEMS.

IT'S FAIR TO SAY THAT WE MADE SIGNIFICANT PROGRESS DURING THE YEAR DEALING WITH OUR ASSET QUALITY ISSUES AND IN CHANGING THE LENDING PHILOSOPHY FOR THIS BUSINESS AREA.

IT'S ALSO FAIR TO SAY THAT OUR LEVEL OF NON-PERFORMING AND DELINQUENT LOANS REMAINS AT AN UNACCEPTABLE LEVEL AND THAT WE REMAIN FOCUSED ON IMPROVING THIS SITUATION.

AND, AS YOU WOULD EXPECT, THE COMMERCIAL LOAN PORTFOLIO IS RECEIVING MOST OF THE ATTENTION.

O WHILE TWO LARGE DELINQUENT CREDITS, ONE OF WHICH WAS BROUGHT CURRENT SUBSEQUENT TO YEAREND

O AND, ANOTHER WHICH WE EXPECT TO RETURN TO PERFORMING STATUS IN THE FIRST QUARTER,

O    PUSHED OUR 90 PLUS CATEGORY UP BY ABOUT $10.7 MILLION AT THE END OF THE
     QUARTER,

O    OUR OVERALL DELINQUENCY SHOWED CONTINUED IMPROVEMENT.

O TOTAL PAST DUE LOANS, INCLUDING NON-ACCRUING LOANS, WERE $78.8 MILLION AT DECEMBER 31, 2001, COMPARED TO $71.8 MILLION AT SEPTEMBER 30, 2001 AND $98.6 AT DECEMBER 30, 2000.

O AND, 30 TO 89 DAY DELINQUENCY DECLINED 35 PERCENT IN THE FOURTH QUARTER TO $18.1 MILLION, OR 1.2 PERCENT OF LOANS, COMPARED TO $27.9 MILLION OR 1.8 PERCENT OF LOANS AT THE END OF THE THIRD QUARTER.

DESPITE HAVING TO DEAL WITH THESE ISSUES, WE BELIEVE THERE IS MUCH ABOUT 2001 TO BE PLEASED WITH INCLUDING:

O A SOLID EARNINGS TREND THAT PROVIDED RESPECTABLE RETURNS ON ASSETS AND EQUITY DESPITE THE BURDEN OF HIGHER THAN NORMAL PROVISIONS,

          - BUT EVEN AT $18.2 MILLION, THE 2001 PROVISION WAS A SIGNIFICANT IMPROVEMENT COMPARED TO THE $54 MILLION PROVISION FOR 2000

     O ANOTHER STRONG POINT WAS OUR MARGIN IMPROVEMENT THAT CONTINUED THROUGH YEAREND

          - OUR FOURTH QUARTER NET INTEREST MARGIN IMPROVED 42 BASIS POINTS, WHEN COMPARED WITH THE FIRST QUARTER, AS WE SHRUNK THE COMMERCIAL LOAN PORTFOLIO AND REDUCED OUR NEED FOR HIGHER COST "PURCHASED" MONEY -

          - NOW, WE DON'T BELIEVE ANYONE CAN HONESTLY SAY THAT THEY PREDICTED THE EXTENT OF THE INTEREST RATE CUTS THAT OCCURRED IN 2001 -

          - HOWEVER, WE ARE COMFORTABLE ATTRIBUTING SOME OF OUR MARGIN IMPROVEMENT TO OUR STRATEGY TO REDUCE C&I LENDING-

     O WE CONTINUED TO MAKE SIGNIFICANT PROGRESS IN RESTRUCTURING OUR COMMERCIAL LOAN PORTFOLIO,

          - C&I LOANS WERE REDUCED ANOTHER $48 MILLION DURING THE QUARTER AND $261 MILLION FOR THE YEAR -

          - OUR DESIRE WAS TO CHASE OUT AS MANY HIGHER RISK LOANS AS POSSIBLE, AND ABOUT 15% OF THE TOTAL DECLINE WERE LOANS RISK RATED 6 OR HIGHER

          - WE ALSO WANTED TO GET OUT OF CREDITS BEYOND OUR PRIMARY TRADE AREA AND WHERE WE HAD NO DEPOSIT RELATIONSHIP -

          - AND ABOUT 65 % OF THE TOTAL TARGETED LOANS WERE INDEED FROM OUT OF TERRITORY -

     O AND MANAGEMENT OF OPERATING EXPENSES REMAINED A POSITIVE, WITH A STRONG FOURTH QUARTER EFFICIENCY RATIO OF 47.35 PERCENT, WELL BELOW THE AVERAGE FOR COMMUNITY BANKS OF OUR SIZE - AND DESPITE A SIGNIFICANT REDUCTION IN OUR ASSET BASE DURING THE YEAR.

      -    WITH THE NECESSITY OF ADDING STAFF IN COMMERCIAL LOAN
           UNDERWRITING, LOAN REVIEW AND SPECIAL ASSETS WE WILL LIKELY SEE AN INCREASE IN OUR EFFICIENCY RATIO NEXT YEAR -

      - HAVING SAID THAT, I DO EXPECT OUR RATIO TO CONTINUE TO BE SIGNIFICANTLY BETTER THAN THE AVERAGE FOR OUR PEER GROUP OF BANKS -

ALONG WITH CONTINUING OUR SOLID FINANCIAL PERFORMANCE DURING THE FOURTH QUARTER, WE TOOK A NUMBER OF STEPS DESIGNED TO ENSURE THAT WE REMAIN FOCUSED ON OUR CORE BUSINESS STRENGTHS.

O IN NOVEMBER WE ANNOUNCED THAT WE WOULD SELL THE BANK'S $11.2 MILLION CREDIT CARD PORTFOLIO TO AMERICAN EXPRESS.

O WITH A PORTFOLIO OF THIS SIZE, IT JUST ISN'T POSSIBLE TO COMPETE WITH OTHER MUCH LARGER MONO LINE ISSUERS, BANKS OR FINANCIAL INSTITUTIONS.

O WE WERE COMPETING WITH COMPANIES THAT HAD MULTI-BILLION DOLLAR PORTFOLIOS AND THEIR SCALE ENABLED THEM TO OFFER CUSTOMER INCENTIVES THAT WE COULDN'T OFFER.

O BY AFFILIATING WITH A LARGER ISSUER, WE BELIEVE OUR CUSTOMERS WILL BE BETTER SERVED FOR THIS ONE PRODUCT AREA.

O IN OCTOBER WE OPENED A NEW OFFICE IN FAYETTEVILLE, NEAR SYRACUSE, IN A LOCATION THAT WAS PREVIOUSLY A SUCCESSFUL BANK LOCATION, AND

O DURING THE FOURTH QUARTER WE ALSO FORMED A SMALL BUSINESS LENDING UNIT DESIGNED TO BE MORE ATTUNED TO THE NEEDS OF THIS BUSINESS SEGMENT.

O    WE EXPECT THIS UNIT TO BE FULLY FUNCTIONAL LATER THIS QUARTER.

NOW LOOKING FORWARD TO 2002.

O THE COMMERCIAL LOAN PORTFOLIO PROBLEMS THAT WE FACED AT THE BEGINNING OF 2001 REQUIRED A DISPROPORTIONATE AMOUNT OF OUR TIME AND ATTENTION TO FIX.

O WE STILL HAVE WORK TO DO TO BRING THE BANK'S LOAN QUALITY TO AN ACCEPTABLE LEVEL, BUT WE BELIEVE THAT THE DECLINING LEVEL OF PAST DUE LOANS AT YEAREND INDICATES SIGNIFICANT PROGRESS IN SLOWING THE PIPELINE OF PROBLEM CREDITS.

O      WE ALSO PLAN TO SPEND MORE TIME THIS YEAR IN TWO OTHER AREAS.

O FIRST, WE HAVE SOME IMPROVEMENTS THAT NEED TO BE MADE IN OUR OPERATIONS, INCLUDING HOW WE PROCESS TRANSACTIONS.

O THESE CHANGES WILL RESULT IN A MORE EFFICIENT AND PROFITABLE SERVICING OF OUR CUSTOMER BASE.

O      WE PLAN TO ADDRESS THIS AREA DURING THE FIRST HALF OF THE YEAR.

O SECOND, WE HAVE INITIATED EFFORTS TO FINE-TUNE OUR PRODUCT LINE OFFERINGS AND PRICING MATRICES AS WELL AS OUR CUSTOMER SEGMENTATION AND SALES MANAGEMENT.

O WE ARE IN THE PROCESS OF PUTTING A NEW MARKETING DIRECTOR IN PLACE AND I'LL BE SPENDING MORE TIME ON OUR INITIATIVES IN THAT AREA.

O ANOTHER OBJECTIVE WE HAVE FOR 2002 IS TO GROW NON-INTEREST INCOME. WE'RE NOT SATISFIED WITH OUR CURRENT LEVEL, AND THINK THAT WE CAN ACHIEVE SIGNIFICANT IMPROVEMENT IN 2002.

O OUR PLAN IS TO FOCUS MORE ATTENTION ON FINANCIAL SERVICES DURING 2002, MAKING THE RETAIL BANKING OPERATION MORE DIRECTLY RESPONSIBLE FOR SALES AND MARKETING OF BROKERAGE AND INSURANCE PRODUCTS.

O AS PART OF THIS EFFORT WE APPLIED FOR, AND WE'VE RECENTLY RECEIVED, APPROVAL FROM THE NEW YORK STATE INSURANCE DEPARTMENT FOR THE BANK TO DIRECTLY OFFER INSURANCE PRODUCTS THROUGH OUR BRANCH LOCATIONS,

               - AND WE THINK WE WILL BE VERY COMPETITIVE WITH THE INSURANCE AGENCIES -

O    AND, WE ARE INITIATING ANNUITY SALES IN OUR BRANCH SYSTEM THIS MONTH.


AND FINALLY, I WANT TO ADDRESS THE ISSUE OF GROWTH FOR 2002.


O WE RECOGNIZE THAT A TURNAROUND SITUATION IS FOLLOWED BY EXPECTATIONS OF REVENUE GROWTH SUPPORTED BY ASSET GROWTH.

O WE ARE PLANNING FOR MODEST GROWTH OF NET EARNING ASSETS, IN 2002, OF APPROXIMATELY $50 MILLION YEAR OVER YEAR.

O THIS WILL BE ACCOMPLISHED MAINLY THROUGH EXPANSION OF OUR RESIDENTIAL AND COMMERCIAL REAL ESTATE PORTFOLIOS. WE HAVE HAD SOME SUCCESS IN GROWING THESE PORTFOLIOS AS REX WILL DESCRIBE IN A FEW MINUTES.

O WE ALSO BELIEVE WE WILL HAVE THE OPPORTUNITY TO INCREASE EARNINGS PER SHARE BY APPROXIMATELY 10 PERCENT.

AND ONE FINAL ITEM.

AS MENTIONED IN THE RELEASE, THE BOARD TOOK ACTION ON DECEMBER 17, TO EXTEND THE STOCK REPURCHASE PROGRAM FOR UP TO 6 MONTHS, AND

APPROXIMATELY 184,000 SHARES REMAIN TO BE PURCHASED UNDER THIS AUTHORIZATION.

NOW, REX DECKER, OUR CFO, WILL PROVIDE A DETAILED FINANCIAL REVIEW AND ANALYSIS.

REX.

         REXFORD C. DECKER


THANK YOU HOWARD AND GOOD MORNING TO EVERYONE JOINING US TODAY. TODAY I'LL BE DISCUSSING FINANCIAL RESULTS FOR THE FOURTH QUARTER AND FOR THE FISCAL YEAR 2001. I'LL BE COMPARING THESE RESULTS WITH THE LINKED THIRD QUARTER 2001 AND THE FOURTH QUARTER OF 2000 AND ALSO THE FISCAL YEAR 2000.

FIRST LET ME DISCUSS THE RESULTS OF THE FOURTH QUARTER AND FISCAL YEAR AND HOW THAT COMPARES TO PREVIOUS PERIODS.

OUR CORE EARNINGS REMAINED STRONG DESPITE LOWER EARNING ASSET BALANCES AS WE RESTRUCTURE OUR LOAN PORTFOLIO AND DESPITE AN OVERALL WEAK ECONOMY. NET INCOME WAS $4.9 MILLION, OR $.49 PER DILUTED SHARE, FOR THE FOURTH QUARTER OF 2001, COMPARED TO INCOME OF $5.2 MILLION, OR $.51 PER DILUTED SHARE, IN THE THIRD QUARTER OF 2001 AND A LOSS OF $8.1 MILLION, OR $.79 PER DILUTED SHARE, FOR THE FOURTH QUARTER OF 2000.

NET INCOME FOR THE YEAR 2001 WAS $20.5 MILLION, OR $2.02 PER DILUTED SHARE COMPARED TO $2.3 MILLION, OR $.22 PER DILUTED SHARE, FOR THE YEAR 2000.

NET INTEREST INCOME DECLINED FROM THE THIRD QUARTER TO THE FOURTH QUARTER BY $400,000, MAINLY THE RESULT OF AVERAGE EARNING ASSETS DECLINING BY APPROXIMATELY $79 MILLION DURING THESE SAME QUARTERS.

MITIGATING THIS DECLINE IN NET INTEREST INCOME WAS AN INCREASE IN OUR NET INTEREST MARGIN FROM 4.16 PERCENT TO 4.26 PERCENT DURING THESE PERIODS. AVERAGE EARNING ASSETS DECLINED APPROXIMATELY $107 MILLION FOR THE FULL YEAR 2001 COMPARED TO THE AVERAGE BALANCE FOR 2000.

THIS WAS COUPLED WITH A DECLINE IN MARGIN TO 4.08 PERCENT FOR 2001 COMPARED TO
4.24 PERCENT FOR 2000. THE MARGIN TREND IN 2001 WAS FAVORABLE, AS WE WERE ABLE TO LOWER OUR COST OF FUNDS, RESULTING IN STEADY IMPROVEMENT IN OUR MARGIN, FROM
4.06 PERCENT IN THE SECOND QUARTER, TO 4.16 PERCENT IN THE THIRD QUARTER, AND TO
4.26 PERCENT IN THE FOURTH QUARTER. OUR OVERALL GOAL IS TO REMAIN RELATIVELY NEUTRAL IN OUR INTEREST RATE SENSITIVITY AND OUR CURRENT INTEREST RATE RISK MODEL REFLECTS THIS.

FOURTH QUARTER PROVISION FOR CREDIT LOSSES OF $4.5 MILLION IS CONSISTENT WITH EACH QUARTERLY PROVISION TAKEN PREVIOUSLY DURING 2001. THE ANNUAL PROVISION FOR 2001 OF $18.2 MILLION IS SIGNIFICANTLY UNDER THE $53.7 MILLION TAKEN DURING 2000.

NON-INTEREST INCOME HAS REMAINED CONSISTENT WHEN COMPARED TO THE THIRD QUARTER OF 2001 AND THE FOURTH QUARTER OF 2000. THE TOTAL NON-INTEREST INCOME FOR THE YEAR 2001 DECLINED BY $1.4 MILLION FROM 2000 BECAUSE OF THE OUTSOURCING OF OUR MERCHANT CREDIT CARD ACTIVITY.

THIS OUTSOURCING REDUCED REVENUES BY $1.8 MILLION, BUT HAD AN OPERATING EXPENSE REDUCTION OF THE SAME AMOUNT JUST IN DIRECT THIRD PARTY CHARGES.

OPERATING EXPENSES ALSO HAVE REMAINED CONSISTENT COMPARED TO THE LINKED THIRD QUARTER AND THE PRIOR YEAR FOURTH QUARTER. LOOKING AT OPERATING EXPENSES FOR THE YEAR, TOTAL EXPENSES HAVE DECLINED BY $2.0 MILLION FROM 2000.

A REDUCTION IN EXPENSES PERTAINING TO THE MERCHANT CREDIT CARD ACTIVITY BEING OUTSOURCED AMOUNTED TO APPROXIMATELY $1.8 MILLION AS PREVIOUSLY MENTIONED.

OFFSETTING THIS DECLINE WERE INCREASES IN SALARIES AND BENEFITS COSTS OF ABOUT $526,000 MAINLY DUE TO ADDITIONAL STAFF ADDED THROUGHOUT THE YEAR. THESE INCREASES WERE NEEDED TO PROVIDE ADEQUATE STAFFING IN OUR CREDIT AND LOAN OPERATIONS AREAS.

LEGAL EXPENSES WERE $773,000 HIGHER IN 2001 COMPARED TO 2000 AND THIS WAS DUE TO THE INCREASED LEGAL FEES RELATED TO NON-PERFORMING LOANS. A DECREASE IN FDIC INSURANCE REDUCED EXPENSES BY $334,000.

AS WE LOOKED FOR EFFICIENCIES WITHIN THE ORGANIZATION, WE WERE ABLE TO LOWER SERVICE COSTS FROM THIRD PARTY VENDORS BY $245,000 AND TELEPHONE CHARGES BY $203,000. WE CONTINUALLY STRIVE TO OFFSET NECESSARY OR CONTRACTUAL COST INCREASES WITH COST SAVINGS IN OTHER AREAS.

LET'S JUMP TO THE BALANCE SHEET AND DISCUSS THE CHANGES THAT HAVE OCCURRED OVER THE LAST YEAR. WE HAVE SAID IN PAST CALLS THAT A REDUCTION IN OUR COMMERCIAL AND INDUSTRIAL PORTFOLIO WAS NECESSARY AND WE CONTINUED TO MAKE PROGRESS ON THIS

OBJECTIVE THROUGHOUT 2001. C & I LOANS DECLINED BY $48.2 MILLION FROM SEPTEMBER 30, 2001 TO DECEMBER 31, 2001, AND A TOTAL OF $260.7 MILLION, OR 26% FROM DECEMBER 31, 2000 THROUGH YEAR-END 2001.

CONSUMER LOANS DECLINED $12.1 MILLION FROM SEPTEMBER 30, 2001 AND $58.6 MILLION FROM DECEMBER 31, 2000. THE "ZERO PERCENT" FINANCING OFFERED BY MANY AUTOMAKERS HAS CERTAINLY BEEN IMPOSSIBLE TO MATCH.

OUR STRATEGY IN THIS ENVIRONMENT IS TO ORIGINATE WHAT AUTO LOANS ARE AVAILABLE TO US AT COMPETITIVE RATES, WHILE MAINTAINING HIGH CREDIT SCORES. ORIGINATIONS OF INDIRECT AND DIRECT CONSUMER LOANS WERE $26.4 MILLION IN THE FOURTH QUARTER OF 2001, WITH AN AVERAGE FICO SCORE OF 741, COMPARED TO $27.5 MILLION IN ORIGINATIONS, AND AN AVERAGE FICO SCORE OF 691 FOR THE COMPARABLE QUARTER OF 2000.

PART OF THE STRATEGIC PLAN FOR 2001 WAS TO CONTINUE TO PROVIDE A MORE PROFITABLE BALANCE OF LOAN TYPES WITHIN THE LOAN PORTFOLIO. WE ARE MAKING PROGRESS IN THIS EFFORT, AS EVIDENCED BY OUR REDUCTION IN COMMERCIAL AND INDUSTRIAL LOANS.

AS HOWARD MENTIONED, IN THE FOURTH QUARTER OF 2001, WE ALSO REALIZED SOME SUCCESS IN INCREASING THE OUTSTANDING BALANCES OF REAL ESTATE LOANS. RESIDENTIAL REAL ESTATE LOAN BALANCES WERE UP $5.8 MILLION, OR 10.8% ANNUALIZED FROM THE THIRD TO THE FOURTH QUARTER OF 2001, AND COMMERCIAL REAL ESTATE LOAN BALANCES WERE UP $2.4 MILLION, OR 7.3% ON AN ANNUALIZED BASIS DURING THIS SAME TIME PERIOD.

WITHIN DEPOSIT CATEGORIES, CUSTOMER PREFERENCE HAS CERTAINLY SHIFTED AMONG VARIOUS PRODUCTS. CHECKING ACCOUNTS, BOTH NON-INTEREST-BEARING AND INTEREST-BEARING, WERE UP FROM THE END OF THE THIRD QUARTER OF 2001 AND FROM THE END OF THE FOURTH QUARTER OF 2000.

 CHECKING BALANCES AT DECEMBER 31, 2001 INCREASED $14.9 MILLION FROM SEPTEMBER 30, 2001 AND $9.4 MILLION FROM DECEMBER 31, 2000, WITH THOSE INCREASES SPREAD AMONG NEARLY EVERY PRODUCT.

AS YOU WOULD EXPECT, WITH RATES AT THEIR LOWEST LEVELS IN DECADES, MONEYMARKET ACCOUNTS EXPERIENCED OUTFLOWS FROM

SEPTEMBER 30, 2001 TO DECEMBER 31, 2001 OF $3.6 MILLION, AND FROM DECEMBER 31, 2000 OF $44.6 MILLION.

RETAIL CERTIFICATES OF DEPOSIT DECLINED $2.2 MILLION, OR 1.6% ANNUALIZED, FROM SEPTEMBER 30, 2001 AND $22.7 MILLION, OR 4.0% FROM DECEMBER 31, 2000. LARGER DECLINES IN MUNICIPAL CD'S WERE EXPERIENCED, AS THESE BALANCES DROPPED (FROM) $61.9 MILLION AT SEPTEMBER 30, 2001 TO $31.6 MILLION AT DECEMBER 31, 2001. THE BALANCE AT DECEMBER 31, 2000 WAS $74.9 MILLION.

WE HAVE LET MONEYDESK DEPOSITS, A HIGH COST SOURCE OF FUNDS, RUN OFF DURING THE YEAR. THEY HAVE FALLEN FROM $122.6 MILLION AT DECEMBER 31, 2000 TO THE YEARLY LOW OF $22.1 MILLION AT DECEMBER 31, 2001. FOR THE FOURTH QUARTER OF 2000, MONEYDESK DEPOSITS HAD AN AVERAGE COST OF 6.74% AND THOUGH THAT COST HAS DECLINED TO 4.32% FOR THE FOURTH QUARTER OF 2001, THEY ARE DEPOSITS THAT ARE VERY VOLATILE BY NATURE AND STILL COSTLY COMPARED TO OTHER SOURCES.

THE BANK HAS SHIFTED FUNDING OUT OF BROKERED CERTIFICATES OF DEPOSIT AND INTO BORROWED FUNDS, MAINLY WITH THE FEDERAL HOME LOAN BANK. BROKERED CD'S WERE $102.5 MILLION AT DECEMBER 31, 2001, COMPARED TO $202.5 MILLION AT SEPTEMBER 30, 2001, AND $286.8 MILLION AT DECEMBER 31, 2000. THE COST OF THESE FUNDS WAS 6.73% FOR THE FOURTH QUARTER OF 2000 COMPARED TO 5.23% FOR THE FOURTH QUARTER OF 2001. THOUGH THE BROKERED CD RATES HAVE STEADILY DECLINED DURING THE QUARTERS OF 2001, IT STILL IS HIGHER THAN THE AVERAGE RATE PAID ON BORROWED FUNDS.

AS WE REDUCED BROKERED CD'S BY $184.3 MILLION FROM DECEMBER 31, 2000 TO DECEMBER 31, 2001, BORROWED FUNDS ROSE $134.8 MILLION IN THIS SAME TIME PERIOD. THE AVERAGE COST OF BORROWED FUNDS WAS 6.22% DURING THE FOURTH QUARTER OF 2000 AND FELL TO 4.18% FOR THE FOURTH QUARTER OF 2001, 105 BASIS POINTS LOWER THAN THE AVERAGE COST OF BROKERED CD'S.

AS A RESULT OF ALL CHANGES IN ASSET AND LIABILITY MIXES AND THE CHANGES IN THE OVERALL LEVELS OF INTEREST RATES, THE MARGIN ROSE FROM 4.04% FOR THE FOURTH QUARTER OF 2000 TO 4.26% FOR THE FOURTH QUARTER OF 2001, EVEN THOUGH THE 2001 MARGIN WAS 4.08% OVERALL, DOWN FROM 4.24% FOR THE YEAR 2000.

LOOKING AT CREDIT QUALITY, WE SAW A RISE IN NON-PERFORMING LOANS FROM $32.1 MILLION AT DECEMBER 31, 2000 TO $44.0 MILLION AT SEPTEMBER 30, 2001 TO THE CURRENT BALANCE OF $60.7 MILLION.

IT IS THE BANK'S CURRENT POLICY TO SHOW ANY C & I LOAN 90 DAYS OR MORE PAST DUE AS NON-PERFORMING. THOUGH THIS IS CERTAINLY CONSERVATIVE, IT IS PART OF THE CULTURE CHANGE TO EMPHASIZE THE IMPORTANCE OF DELINQUENT AND NON-PERFORMING LOANS.

AT DECEMBER 31, 2001 THERE WERE TWO LARGE DELINQUENT CREDITS, ONE OF WHICH WAS BROUGHT CURRENT SUBSEQUENT TO YEAREND AND ANOTHER THAT WE EXPECT WILL RETURN TO PERFORMING STATUS IN THE FIRST QUARTER, THAT INCREASED OUR NON-PERFORMING LOANS BY $10.7 MILLION AT THE END OF THE QUARTER.

IMPORTANTLY, LOANS 30 TO 89 DAYS PAST DUE DECLINED FROM $27.9 MILLION AT SEPTEMBER 30, 2001 TO $18.1 MILLION AT DECEMBER 31, 2001. TOTAL NON-PERFORMING LOANS AND DELINQUENT LOANS WERE $98.6 MILLION AT DECEMBER 31, 2000, $71.8 MILLION AT SEPTEMBER 30, 2001, AND $78.8 MILLION AT DECEMBER 31, 2001.

THE ALLOWANCE FOR CREDIT LOSSES WAS $58.8 MILLION AT DECEMBER 31, 2001, COMPARED TO $56.9 MILLION AT SEPTEMBER 30, 2001, AND $59.3 MILLION AT DECEMBER 31, 2000. WHEN YOU LOOK AT THE COVERAGE RATIO OF ALLOWANCE FOR CREDIT LOSSES TO NON-PERFORMING LOANS, WITH LOANS THAT COULD BE SHOWN AS 90 PLUS DAYS PAST DUE AND STILL ACCRUING REMOVED FROM THE CALCULATION, THE RATIOS ARE 1.25% AT DECEMBER 31, 2001, 1.35% AT SEPTEMBER 30, 2001, AND 1.99% AT DECEMBER 31, 2000.

THAT CONCLUDES MY COMMENTS AND WE WILL NOW OPEN THE CALL TO QUESTIONS.